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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-85894) and Form S-8 (No. 333-47768 and No. 333-61336) of Charles River Laboratories International, Inc. of our report dated February 3, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 19, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS